UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2019

Ondas Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56004	47-2615102
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

165 Gibraltar Court, Sunnyvale, California, 94089

(Address of principal executive offices) (Zip Code)

(888) 350-9994

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosures required by Item 1.01 are set forth below under Item 2.03 and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Extensions of Due Dates on Notes Payable and Other Financing Agreements

Loan Agreements

On January 7, 2019, Ondas Holdings Inc. (“Ondas Holdings” or the “Company”) filed a Current Report on Form 8-K (the “Prior 8K”) with the Securities and Exchange Commission (the “SEC”), to report the extension of maturity dates on certain notes payable and other financing agreements of the Company or its subsidiaries. Unless otherwise defined herein, capitalized terms have the same meaning as those used in the Prior 8K.

On March 30, 2019, Ondas Networks Inc. (“Ondas Networks”), the wholly owned subsidiary of Ondas Holdings, entered into an Amendment to further amend the October 2007 Loan in the original principal amount of $550,000, to transfer all accrued and unpaid interest through March 30, 2019 to principal, and to extend the maturity date to June 30, 2019. At March 31, 2019 and December 31, 2018, the outstanding balance of the October 2007 Loan was $581,493 and $567,310, respectively. The form of the Amendment is filed herewith as Exhibit 10.0.

On March 30, 2019, Ondas Networks entered into an Amendment to further amend the December 2013 Note and November 2014 Loan in the original principal amounts of $250,000 and $210,000, respectively, to transfer all accrued and unpaid interest through March 30, 2019 to principal, and to extend the maturity date to June 30, 2019. At March 31, 2019 and December 31, 2018, the outstanding balance of the December 2013 Note was $292,821 and $285,679, respectively. At March 31, 2019 and December 31, 2018, the outstanding balance of the November 2014 Loan was $265,649 and $259,170, respectively. The form of the Amendment is filed herewith as Exhibit 10.0.

On March 30, 2019, Ondas Networks entered into an Amendment to further amend the April 2015 Note in the original principal amount of $50,000, to transfer all accrued and unpaid interest through March 30, 2019 to principal, and to extend the maturity date to June 30, 2019. At March 31, 2019 and December 31, 2018, the outstanding balance of the April 2015 Note was $68,174 and $66,511, respectively. The form of the Amendment is filed herewith as Exhibit 10.0.

Financing Agreements

On March 30, 2019, Ondas Networks entered into an Amendment to further amend the November and December 2016 Notes in the original principal amounts of $250,000 and $100,000, respectively, to transfer all accrued and unpaid interest through March 30, 2019 to principal, and to extend the maturity date to June 30, 2019. At March 31, 2019 and December 31, 2018, the outstanding balance of the November 2016 Note was $304,425 and $297,000, respectively. At March 31, 2019 and December 31, 2018, the outstanding balance of the December 2016 Note was $108,231 and $105,591, respectively. The form of Amendment is filed herewith as Exhibit 10.0.

On March 30, 2019, Ondas Networks entered into an Amendment to further amend the February 2014 Financing Agreement in the original principal amount of $660,000, to transfer all accrued and unpaid interest through March 30, 2019 to principal, and to extend the maturity date to April 30, 2019. At March 31, 2019 and December 31, 2018, the outstanding balance of the February 2014 Financing Agreement was $981,873 and $957,925, respectively. The form of Amendment is filed herewith as Exhibit 10.0.

Private Placement Notes

On March 30, 2019, Ondas Networks entered into Amendments to further amend the December 2015 Private Placement Notes in the original aggregated principal amount of $325,000, and the Private Placement Notes from between February and July 2016 in the original aggregated principal amount of $925,000, to transfer all accrued and unpaid interest through March 30, 2019 to principal, and to extend the maturity dates to June 30, 2019. At March 31, 2019 and December 31, 2018, the outstanding balances of the Private Placement Notes were $1,377,274 and $1,343,682, respectively. The form of Amendment is filed herewith as Exhibit 10.0.

The notes payable and other financing agreements described in this report are not transactions with related persons requiring disclosure under Item 404 of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description

10.0	Form of Amendment*

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2019	ONDAS HOLDINGS INC.

	By:	/s/ Eric Brock
Eric Brock
Chief Executive Officer

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